Loans and Financial Liabilities (Details) - Schedule of financial liabilities - USD ($) $ in Thousands		Dec. 31, 2022	Dec. 31, 2021
Schedule Of Financial Liabilities Abstract
Contingent consideration	[1]	$ 23,534	$ 21,995
Assumed liabilities	[2]	61,016	61,915
Less current maturities		(29,708)	(17,986)
Total Long term Contingent consideration and assumed liabilities		$ 54,842	$ 43,929

[1]	At December 31, 2022 the fair value of the contingent consideration total $23,534 thousand. The increase in the amount of $1,539 thousands reflects the changes in the value of the liability during 2022 and was recognized as financing expenses in the statement of profit and loss. Through December 31, 2022, no payments were made by the Company on account of the contingent consideration. As of December 31, 2022, the first sales threshold was met and the first milestone payment on account of the contingent consideration is expected to be paid during the first quarter of 2023. Refer to Note 5b and Note 18 for details on the contingent consideration.
[2]	The assumed liabilities are measured at amortized cost. The decrease in the balance of the assumed liabilities reflects the changes in time value due to and changes in expected payments since the date of acquisition at an amount of $4,727 thousands, net of $5,626 thousands paid during 2022. The increase was recognized as financing expenses in the statement of profit and loss. Refer to Note 5 and Note 16 for details on the assumed liabilities.